BancorpSouth, Inc. Investor Presentation June 2012 Exhibit 99.1

Forward Looking Information

Certain statements contained in this presentation and the accompanying slides may not be based on historical facts and are “forward-looking statements”
within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended.
These forward-looking statements may be identified by reference to a future period or by the use of forward-looking terminology, such as “anticipate,”
“believe,” “estimate,” “expect,” “foresee,” “may,” “might,” “will,” “intend,” “could,” “would” or “plan,” or future or conditional verb tenses, and variations or negatives of such terms. These forward-looking statements include, without limitation, statements about the use of non-GAAP financial measures, maturities of our CDs, our strategic focus, revenue growth opportunities, integration of specialty lending lines of business, disposition of OREO, branch optimization, the effectiveness of our new regional management structure, results of operations and financial condition. We caution you not to place undue reliance on the forward-looking statements contained in this presentation, in that actual results could differ materially from those indicated in such forward-
looking statements as a result of a variety of factors. These factors include, but are not limited to, conditions in the financial markets and economic conditions generally, the ongoing debt crisis and the downgrade of the sovereign credit ratings for various nations, the adequacy of the Company’s provision and allowance for credit losses to cover actual credit losses, the credit risk associated with real estate construction, acquisition and development loans, losses resulting from the significant amount of the Company’s other real estate owned, limitations on the Company’s ability to declare and pay dividends, the impact of legal or administrative proceedings, the availability of capital on favorable terms if and when needed, liquidity risk, governmental regulation, including the Dodd Frank Act,  and supervision of the Company’s operations, the impact of regulations on service charges on the Company’s core deposit accounts, the susceptibility of the Company’s business to local economic conditions, the soundness of other financial institutions, changes in interest rates, the impact of monetary policies and economic factors on the Company’s ability to attract deposits or make loans, volatility in capital and credit markets, reputational risk, the impact of hurricanes or other adverse weather events, any requirement that the Company write down goodwill or other intangible assets, diversification in the types of financial services the Company offers, competition with other financial services companies, risks in connection with completed or potential acquisitions, the Company’s growth strategy, interruptions or breaches in the Company’s information system security, the failure of certain third party vendors to perform, dilution caused by the Company’s issuance of any additional shares of its common stock to raise capital or acquire other banks, bank holding companies, financial holding companies and insurance agencies, the effectiveness of the Company’s internal controls, other factors generally understood to affect the financial results of financial services companies and other factors detailed from time to time in the Company’s press releases and filings with the Securities and Exchange Commission. Forward-looking statements speak only as of the date they were made, and, except as required by law, we do not undertake any obligation to update or revise forward-looking statements to reflect events or circumstances after the date of this presentation. Certain tabular presentations may not reconcile because of rounding. Unless otherwise noted, any quotes in this presentation can be attributed to company management.

This presentation contains financial information determined by methods other than those prescribed by accounting principles generally accepted in the United States ("GAAP”). Management uses this "non-GAAP" financial measure in its analysis of the Company's capital.
Management believes that the ratio of tangible shareholders’ equity to tangible assets is important to investors who are interested in evaluating the adequacy of the Company's capital levels.
You should not view this disclosure as a substitute for results determined in accordance with GAAP, and it is not necessarily comparable to non-GAAP measures used by other companies. The limitations associated with this measure are the risks that persons might disagree as to the appropriateness of items comprising this measure and that different companies might calculate this measure differently. Information provided in the Appendix of this presentation reconciles this non-GAAP measure with comparable measures calculated in accordance with
GAAP.
Non-GAAP Financial Disclaimer

Illinois
Missouri
Arkansas
Tennessee
Mississippi
Alabama
Louisiana
Texas
Florida
BancorpSouth Bank cities and communities

BancorpSouth

Right Where You Are

Footprint – 260 Bank Locations 4 Locations as of March 31, 2012

Illinois
Missouri
Arkansas
Tennessee
Mississippi
Alabama
Louisiana
Texas
Florida
BancorpSouth Insurance offices

BancorpSouth

Right Where You Are

27 Insurance Locations With 147 Licensed Producers 5 Locations and head count as of March 31, 2012

Illinois
Missouri
Arkansas
Tennessee
Mississippi
Alabama
Louisiana
Texas
Florida
BancorpSouth Mortgage Locations

BancorpSouth
Right Where You Are

72 Mortgage Locations With 95 Originators 6 Locations and head count as of March 31, 2012

Diversified Revenue Stream
Over 35% of Total Revenue is Derived from Noninterest Sources
Total Noninterest Revenue of $68.6M*

Insurance
Commissions
34%
Mortgage
lending
17%
Card and
merchant fees
11%
Service
charges
22%
Trust income
3%
Other
13%
Percentages and amounts based on data for the three months ended March 31, 2012
*Excludes net securities gains of $0.1 million and positive MSR valuation adjustment of $3.7 million

$71
$87
$81
$82
$87
$23
$300
$400
$500
$600
$700
$800
$0
$20
$40
$60
$80
$100
2007 2008 2009 2010 2011 3/31/12
Insurance Commission Revenue Premium Dollars Written

Insurance Commissions
Insurance Commissions Account for Approximately 1/3 of Noninterest Revenue
Fiscal Year
Quarter Ended
Dollars in millions
Premium Dollars Written
Commission Revenue

$10
$13
$30
$34
$31
$11
$0
$500
$1,000
$1,500
$2,000
$0
$10
$20
$30
$40
2007 2008 2009 2010 2011 3/31/12
Mortgage Lending Revenue* Mortgage Production

Mortgage Lending Revenue
Mortgage Production Volume Totaled $395 Million for the First Quarter
Fiscal Year Quarter Ended
Dollars in millions
*Excludes MSR valuation adjustments
Revenue Production

Non-Interest
Bearing
20%
Interest Bearing
DDA
44%
Time
26%
Savings
10%
Core Deposit Franchise
Reduced reliance on public funds
deposits and single service CDs
Noninterest bearing deposits have
grown approximately 11% since March
31, 2011
Cost of total deposits for the quarter
ended March 31, 2012 was 0.60%
Over $1 billion in CDs maturing over the
next two quarters at a weighted average
rate of approximately 1.02%
As of and for the period ended March 31, 2012
(except where otherwise indicated)
$11.1B Total
Deposit Composition

Stable Net Interest Margin
Fiscal Year
Quarter Ended
Shown on a fully taxable equivalent basis

3.68%
3.75% 3.77%
3.70%
3.69%
3.66%
0.00%
0.50%
1.00%
1.50%
2.00%
2.50%
3.00%
3.50%
4.00%
4.50%
2007 2008 2009 2010 2011 3/31/2012

Strong Core Capital Base
Core capital base consisting of 100% common equity
Enhanced by the closing of a public common stock offering in January
2012 ,which yielded net proceeds of $109 million

6.95%
10.65%
11.92%
8.49%
13.13%
14.39%
4.00%
7.00%
10.00%
13.00%
16.00%
TCE / TA Tier I Capital Total Capital
3/31/11 3/31/12

13 Financial Highlights

First Quarter Financial Highlights
Net income of $22.9 million, or $0.25 per diluted share
Net interest margin remained relatively stable at 3.66%
Improvement in credit quality indicators including the provision for credit losses, total NPLs and NPAs, near-term past dues, and net charge-offs
Mortgage production increased to $395 million, and a positive MSR market valuation adjustment of $3.7 million contributed to total mortgage lending revenue of $15.1 million for the quarter
At and for the three months ended March 31, 2012

Net Income
Highest Level of Quarterly Earnings In Over 2 Years

Net Income for quarters ended as of dates shown
Dollars in millions
($2.1)
$8.4
($12.6)
$11.3
$15.8
($0.5)
$12.8
$11.9
$13.3
$22.9
($20)
($10)
$0
$10
$20
$30
12/31/09 3/31/10 6/30/10 9/30/10 12/31/10 3/31/11 6/30/11 9/30/11 12/31/11 3/31/12

NPA Improvement
Total NPAs Have Declined Over $100 Million Since the Peak at 3/31/11
$186
$236
$302
$409
$394
$425
$380
$363
$322
$285
$59
$59
$68
$83
$133
$136
$151
$163
$174
$168
$246
$295
$370
$492
$528
$561
$531
$525
$496
$453
$100
$200
$300
$400
$500
$600
12/31/09 3/31/10 6/30/10 9/30/10 12/31/10 3/31/11 6/30/11 9/30/11 12/31/11 3/31/12
NPLs OREO

Dollars in millions
NPLs include nonaccrual loans, loans 90+ days past due and restructured loans
NPAs include NPLs and other real estate owned

Dollars in millions
Data for quarters ended as of dates shown
Payments Received on Non-Accrual Loans

$20.0
$18.2
$20.2
$15.1
$20.6
$0
$5
$10
$15
$20
$25
3/31/11 6/30/11 9/30/11 12/31/11 3/31/12
Payments of over $90 million received on non-accrual loans over the past 5 quarters

$0
$100
$200
$300
$400
3/31/11 6/30/11 9/30/11 12/31/11 3/31/12
Non-Accrual Lns Paying as Agreed All Other Non-Accrual Lns
Non-Accrual Loans
47% 48% 51%
54%
54% of non-accrual loans were paying as agreed as of March 31, 2012
37%
Dollars in millions
“Paying as Agreed” includes loans < 30 days past due with payments occurring at least quarterly

Dollars in millions
Data for quarters ended as of dates shown
Positive Trend in Net Charge-Offs
% Avg. Loans

$31
$31
$50 $51
$51
$52
$33
$23
$24
$23
0.0%
0.5%
1.0%
1.5%
2.0%
2.5%
3.0%
$0
$10
$20
$30
$40
$50
$60
12/31/09 3/31/10 6/30/10 9/30/10 12/31/10 3/31/11 6/30/11 9/30/11 12/31/11 3/31/12
Net charge-offs Net charge-offs / average loans

Decreased Exposure in CAD Portfolio
Dollars in millions
Net loans and leases
Residential A&D has declined 47% over the past 2 years

$606 $601
$570
$523
$456
$420
$393
$377
$342
$317
$1,460
$1,429
$1,419
$1,336
$1,175
$1,117
$1,061
$977
$908
$858
$0
$400
$800
$1,200
$1,600
12/31/09 3/31/10 6/30/10 9/30/10 12/31/10 3/31/11 6/30/11 9/30/11 12/31/11 3/31/12
Residential CAD All Other Construction, Acquisition and Development

21 Strategic Focus

Revenue Growth Opportunities
Pursue quality loan growth
Branch expansion in certain growth markets
Recent branch openings in Lufkin, TX and Alexandria, LA
Continue to focus on fee revenue growth
Grow insurance line business, organically and through acquisition opportunities
Expand mortgage footprint into new markets through additions to mortgage origination team
Integration of specialty lending lines of business into the
general banking organization structure

Specialty Lending Lines of Business
Corporate Banking
Commitment to growing lending group
Small Business Lending
Equipment Leasing
10 commercial territory managers covering 14 states
Leasing portfolio totals almost $500 million as of March 31, 2012
Production volume in 2011 of over $235 million
Centralized Consumer Lending Outreach

Efficiency Opportunities

Focus on disposition of other real estate owned
Branch optimization
Closed 22 branches during 2011
Continue to evaluate the performance and potential of all branches
Monitoring of headcount
Total head count down approximately 220, or 5%, over the past 3 years despite hiring of additional mortgage originators and credit support staff as well as new branch openings in certain markets
Geographic reorganization of general bank from 10 regions to 4 regions

MISSOURI
ARKANSAS
TENNESSEE
MISSISSIPPI
ALABAMA
TEXAS
LOUISIANA
FLORIDA

Northeast Region
Central and North Mississippi, Tennessee

Southeast Region
Mid and South Mississippi, Alabama, Florida

Northwest Region
Arkansas, Missouri

Southwest Region
Texas, Louisiana

BancorpSouth
Right Where You Are

New Regional Management Structure to be Effective 6/30/12 25

Summary
Consistent core earnings with over 35% of total revenue
derived from noninterest sources
Nation’s 26   largest insurance agency / brokerage operation
Continued progress in improving asset quality
Measurable increases in profitability levels
Strategic focus on revenue growth opportunities
Efficiency and expense control initiatives
Data as of and for the quarter ended March 31, 2012
Insurance ranking from Business Insurance Magazine as of December 31, 2010 th

Appendix

Non-GAAP Financial Reconciliation

Tangible Common Equity / Tangible Assets (TCE/TA) As of As of
3/31/2012 3/31/2011
(Dollars In Thousands)
Common Equity --> A $1,392,199 $1,211,061
Assets --> B 13,307,572 13,547,238
Intangibles --> C 287,147 290,141
Tangible Common Equity --> D=A-C 1,105,052 920,920
Tangible Assets --> E=B-C 13,020,425 13,257,097
TCE/TA --> D/E 8.49% 6.95%